Exhibit 10.15

10 MAR 2008

DATED	DAY OF	2008

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BETWEEN

MALAYSIAN ELECTRONIC PAYMENT SYSTEM
(1997) SDN BHD

(Company No.: 412829-K)

AND

MOBILITYONE SDN BHD

(Company No.: 601637-T)

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THIRD PARTY ACQUIRER
e-DEBIT SCHEME

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TABLE OF CONTENTS

PREAMBLE
OPERATIVE CLAUSE
EXECUTION PAGE
Schedule 1	General Terms and Conditions and Mutual Obligations
Clause 1	Definitions and Interpretations
2	Purpose of Agreement
3	Appointment
4	Term
5	Non-Exclusivity
6	Operating Regulations
7	Intellectual Property Rights
8	Dispute Resolution
9	Certification and Inspection
10	Merger and Take-Overs
11	Suspension of Provision of Services
12	Termination
13	Non-Competition
14	Confidentiality
15	Force Majeure
16	Miscellaneous Provisions
- MEPS’ Information Security Policy
- Notices
- Nature of Relationship
- Entire Agreement
- Amendments, Variations and Modifications
- Severability
- Governing Law
- Assignment
- Successors Bound
- Costs
- Non-waiver
- Survival of Rights Duties and Obligations
- Time
- Knowledge or Acquiescence

Schedule 2	MEPS Obligations and Undertakings
Clause 1	Representations and Warranties
2	Indemnities and Liabilities
3.	MEPS’ Role

Schedule 3	Third Party Acquirer Obligations and Undertakings
Clause 1	Representations and Warranties
2	Undertakings by Third Party Acquirer
3.	Liabilities of Third Part Acquirer

Schedule 4	Third Party Acquirer Scheme
Clause 1	Services
2	Transactions
3	Provision of Infrastructure
4	Terminals
5	Appointments of Agents

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Schedule 5	Transaction Charges
Clause 1	Transaction Charges
2	Billings
3	Bank Account
4	Bank Guarantee

Schedule 6	Merchant Acquisition
Clause 1	Merchant Acquiring Guidelines
2	Merchant’s Obligations
3	Merchant Inquiry
4	Merchant Training

Schedule 7	Terminal Service Level
Clause 1	Terminal Deployment and Installation
2	Terminal Management Solution
3	Service Level
4	Terminal Maintenance and Support Level

Schedule 8	Marketing and Promotions
Clause 1	Logo and/or Merchant Decals
2	Usage and Protection of Logo and/or Merchant Decal
3	Marketing Support
4	Terminal Maintenance and Support Level

Annexe A	Notice of Suspension
Annexe B	Notice of Termination
Annexe C	Notice of Variation of Charges

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10 MAR 2008

AN AGREEMENT made this   day of           2008,

BETWEEN

MALAYSIAN ELECTRONIC PAYMENT SYSTEM (1997) SDN BHD (Co. No. 412829-K), a company incorporated in Malaysia and having its registered office at 8th Floor, The Weld, Jalan Raja Chulan, 50200 Kuala Lumpur (“hereinafter referred to as “MEPS”) of the one part

AND

MOBILITYONE SDN BHD (Company No.: 601637-T), a company established and incorporated in Malaysia and having its business address at C-G-11, Jalan Dataran SD, PJU9, 52200 Kuala Lumpur (hereinafter referred to as “Third Party Acquirer”) of the second part.

(MEPS and Third Party Acquirer shall be collectively referred to as “the Parties” and individually as “the Party”).

WHEREAS:

(a)	MEPS operates and manages the national electronic payment system network, in relation to electronic banking and financial services

(b)	MEPS is desirable of engaging the Third Party Acquirer for the provision of Services more particularly set out in the Schedules annexed to this Agreement upon the Terms and Conditions of this Agreement.

(c)	The Third Party Acquirer agrees to accept the appointment by MEPS as a service provider to provide certain Services as set more particularly set out in the Schedules annexed to this Agreement upon the Terms and Conditions of this Agreement.

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OPERATIVE CLAUSES

The Parties agree as follows:

(a)	Schedule 1 sets out the general terms and conditions and mutual obligations
(b)	Schedule 2 sets out the obligations and undertakings of MEPS
(c)	Schedule 3 sets out the obligations and undertakings of Third Party Acquirer
(d)	Schedule 4 sets out the terms and conditions of Third Party Acquirer Scheme
(e)	Schedule 5 sets out the terms and conditions of Transaction Charges and Billings
(f)	Schedule 6 sets out the terms and conditions of Merchant Acquisition
(g)	Schedule 7 sets out the terms and conditions of Terminal Service Level
(h)	Schedule 8 sets out the terms and conditions of Marketing and Promotion

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The remainder of this page is left blank intentionally

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AS WITNESS, this Agreement has been signed on behalf of each Party by its duly authorised representatives, the day and year first above written.

SIGNED for and on behalf of	SIGNED for and on behalf of

MALAYSIAN ELECTRONIC PAYMENT SYSTEM (1997) SDN BHD	MOBILITYONE SDN BHD
(Company No.: 412829-K)	(Company No.: 601637-T)

/s/ DATO’ MOHD HATA BIN ROBANI	/s/ HUSSIAN A’ RAHMAN
DATO’ MOHD HATA BIN ROBANI	Name:	HUSSIAN A’ RAHMAN
MANAGING DIRECTOR	Designation:	CEO

in the presence of	the presence of

/s/ MOHD SUHAIL AMAR SURESH BIN ABULLAH	/s/ DERRICK CHIA
MOHD SUHAIL AMAR SURESH BIN ABULLAH	Name:	DERRICK CHIA
GENERAL MANAGER	Designation:	CTO

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SCHEDULE 1

GENERAL TERMS AND CONDITIONS AND MUTUAL OBLIGATIONS

1.0	DEFINITIONS AND INTERPRETATIONS

1.1	In this Agreement, save where the context otherwise requires, the following words and expressions shall bear the following meanings namely:-

“Agreement”	-	Means the Agreement For Third Party Acquirer comprising of the Terms and Conditions of Agreement, the Schedules and Annexes and any supplemental agreement hereto;

“Acquiring Financial institution”	-	Means a Financial Institution or an organisation authorised by Bank Negara Malaysia to recruit merchants and to place card acceptance terminals certified by MEPS to process payment Transactions;

“Issuing Financial Institution”	-	Means a Financial Institution authorised by Bank Negara Malaysia to issue the Payment Multi-Purpose Card or Automated Teller Machines (ATMs) Card;

“Business Days”	-	Means Monday through Friday and excluding gazetted public holidays in Malaysia;

“Card”	-	Means the Payment Multi-Purpose Card (“Bankcard”) issued by an Issuing Financial Institution that has debit application and can perform transactions at Automated Teller Machines (ATMs) and/or e-Debit Terminals;

“Cardholder”	-	Means a person to whom an Issuer issues a Card and for whom such Issuer maintains an account that may be accessed by such Card;

“e-Debit”	-	Means electronic debit (e-Debit) and/or electronic point- of-sale (e-POS) transactions whereby the Cardholder’s purchase value of goods or services at participating merchants is debited directly from the Cardholder’s nominated account with the Issuing Financial Institution;

“Go-live”	-	Means the data processing facility and terminal system that can be utilized in a production environment in accordance with MEPS’ and the Financial Institution’s requirements for the processing of Transactions;

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“Intellectual Property”	-	Means all the intellectual property rights, whether registered or unregistered and includes:

(i)	patents, utility models, know-how, inventions, design rights and registered designs, trade secrets and other confidential information;

(ii)	trade marks, service marks, trade dress, business and trade names;

(iii)	copyrights, software, hardware, source and object codes and databases;

(iv)	rights in the nature of unfair competition rights and rights to sue for passing off relating to unfair competition rights; and

(v)	all proprietary rights, including without limitation, all domain names and goodwill;

(vi)	all product process and techniques, improvements, work-in-progress, research and developments and other confidential information;

(vii)	all other intellectual property and rights of a similar or corresponding nature in any part of the world, whether registered or not or capable of registration or not and including all applications and the right to apply for any of the rights referred to in paragraphs (i) to (vi) inclusive, and all supplementary protections, extensions and renewals; and

(viii)	rights in the nature of any of the items referred to in paragraph (i) in any country; registrations of, and applications to register, any of the items referred to in paragraph (i);

“Logo”	-	Means the logo, trademarks and services marks prescribed by MEPS;

“Operating Regulations”	-	Means the e-Debit Operations Manuals and/or Additional Regulations, including all appendices thereto and all documents incorporated therein as amended by MEPS from time to time, including all supplements and addenda thereto;

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“Merchant”	-	Means the merchants, retailers, suppliers, persons, firms or corporations appointed by the Third Party Acquirer and who have agreed to sell and deliver their products and/or provide their services to customers and have been installed with Terminal(s) that accepts the Cards where the value of the product, goods and/or services purchased by the Cardholder will be debited with the use of the Card directly from the Cardholder’s nominated account;

“Merchant Account”	-	An account opened with any branch of the bank appointed by the Third Party Acquirer and nominated by the Merchant for the transfer of Purchase Transaction proceeds;

“Not-On-Us”	-	Means Transactions effected by a Cardholder at Merchant(s) who are not appointed by the Cardholder’s Financial Institution;

“Notice of Suspension”	-	Means the notice issued to the Third Party Acquirer in the form and contents as set out in Annexe A hereto, in the event of suspension of the Services pursuant to Clause 11.0 of Schedule 1;

“Notice of Termination”	-	Means the notice issued to the Third Party Acquirer or MEPS in the form and contents as set out in Annexe B hereto respectively, in the event of termination of the Services pursuant to Clauses 12.0 of Schedule 1;

“Notice of Variation in Transaction Charges”	-	Means the notice issued to the Third Party Acquirer in the form and contents as set out in Annexe C hereto, notifying the Third Party Acquirer of any variation in the transaction charges stipulated hereunder pursuant to Clause 1.3 of Schedule 5;

“Transactions”	-	Shall have the meaning as provided in Clause 2.0 of Schedule 2;

“Term”		Means the period of five years from the date of signing of this Agreement;

“Terminal”	-	Means any information processing machine or device through which e-Debit Transaction messages evidencing amongst others, a Cardholder’s transaction with the use of the Card are initiated and transmitted to a Terminal processor and through which reply messages are received and Transactions are completed for a Cardholder;

“Services”	-	Shall have the meaning as provided in Clause 1.0 of Schedule 4.

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1.2	Words denoting the singular number only shall include the plural and vice versa;

1.3	A period of days from the happening of an event or the doing of any act or thing shall be deemed to be exclusive of the day on which the event happens or the act or thing is done and if the last day of the period is a weekly holiday or a public holiday (“excluded day”) the period shall include the day following which is not the excluded day;

1.4	The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement;

1.5	Words denoting individuals or persons shall include bodies corporate, partnerships, sole proprietorships, joint ventures and trusts;

1.6	Reference to a clause, item, schedule or annex is a reference to a Clause, item. Schedule or Annexes of this Agreement;

2.0	PURPOSE OF THE AGREEMENT

2.1	The purpose of this Agreement is to regulate the appointment and provision of Services by the Third Party Acquirer according to these Terms and Conditions and the Operating Regulations.

3.0	APPOINTMENT

3.1	MEPS hereby appoint the Third Party Acquirer and the Third Party Acquirer accepts the appointment for the duration of the Term specified in Clause 4.0.

4.0	TERM

4.1	This Agreement takes effect upon signing by both Parties for a period of five years unless terminated or extended in accordance with the Terms and Conditions of this Agreement.

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5.0	NON-EXCLUSIVITY

5.1	The arrangement under this Agreement with the Third Party Acquirer is mutually non-exclusive. MEPS reserve the right to enter into similar arrangements with other parties.

6.0	OPERATING REGULATIONS

6.1	In addition to the terms herein contained, the Third Party Acquirer shall comply with the provisions of the Operating Regulations which will be issued in the form of Manuals by MEPS from time to time. MEPS shall be entitled to vary, amend or modify the same in accordance with Clause 15.4 herein.

6.2	Any Third Party Acquirer who fails to comply with the provisions of the Operating Regulations shall, in addition to termination of the Agreement pursuant to Clause 12.0 herein and without prejudice to MEPS’ other rights and remedies available under this Agreement and the civil law, pay to MEPS the liquidated damages in the sum and manner stipulated in the Operating Regulations.

6.3	The Operating Regulations shall be read and construed as an essential part of this Agreement as if it has been incorporated herein PROVIDED ALWAYS in the event of a conflict between these Terms and Conditions and the Operating Regulations, these Terms and Conditions shall prevail.

7.0	INTELLECTUAL PROPERTY RIGHTS

7.1	Nothing contained in this Agreement shall affect or shall be interpreted or construed as affecting any Intellectual Property Rights (“IPR”) belonging to either Party.

7.2	Each Party undertakes to promptly notify the other Party any knowledge of any alleged or actual infringement of the other Party’s IPR.

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7.3	Notwithstanding any provision to the contrary (if any) contained in this Agreement, each Party undertakes to fully indemnify the other Party against any claim of infringement of IPR and against all costs, expenses, charges, demands, proceedings, actions, losses and damages which the other Party may incur in any action for such infringement or for which the other Party may become liable in any action being brought against the other Party arising out of the matters referred to in this Clause provided that there is no breach on the part of the other Party, that the Party is given immediate and complete control of such action or claim, that the other Party does not prejudice the Party’s defence of such action or claim, that the other Party gives the Party all reasonable assistance with such action or claim.

7.4	The obligation of the Parties under this Clause 7.0 shall survive the expiry or termination of this Agreement for whatever reason.

8.0	DISPUTE RESOLUTION

8.1	MEPS and the Third Party Acquirer shall use their best efforts to promptly and adequately resolve any dispute or difference which may arise between them in respect of these Terms and Conditions or the operation or construction thereof, or any matter in any way connected with this Agreement, or the rights, duties or liabilities of MEPS and the Third Party Acquirer under or in connection with this Agreement through amicable consultations, conciliation or other agreed means.

8.2	Any dispute which cannot be settled amicably between MEPS and the Third Party Acquirer within thirty (30) days from the date of the written notice by one Party to the other of the dispute shall be referred to an arbitrator In accordance with and subject to the provisions of the Arbitration Act, 1952. The awards and findings of the arbitrator shall be final and binding on the Parties hereto.

9.0.	CERTIFICATION AND INSPECTION

9.1	The Third Party Acquirer hereby agrees and allows MEPS to engage an independent firm of auditors and/or consultants (in this regard, acting as experts and not as arbitrators) who shall, in respect of the Third Party Acquirer’s obligations inspect, certify and submit a report on the following:-

(a)	the compliance of the Third Party Acquirer to the terms and conditions of the Agreement;

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(b)	the compliance of the Third Party Acquirer to the Operating Regulations; and

(c)	the compliance of the Merchants and the Third Party Acquirer’s authorized party or agents or associated companies to the terms and conditions of the agreements entered into between the Third Party Acquirer and the respective Merchants or the Third Party Acquirer’s authorized agents hereon.

9.2	The report issued according to Clause 9,1 above, in the absence of manifest error, shall be presented to the Third Party Acquirer within ninety (90) days from the date of the first inspection and/or certification.

9.3	in the event that the Third Party Acquirer fails to comply in accordance with the requirements of the terms and conditions of this Agreement and the terms and conditions of the Operating Regulations, the Third Party Acquirer shall correct and rectify any non-compliance with the requirements identified within thirty (30) days from the date of presentation of the report so as to be in conformity with the requirements of the terms and conditions of this Agreement and the terms and conditions of the Operating Regulations.

9.4	The Third Party Acquirer is responsible for all the expenses that MEPS shall incur, subject to prior mutual agreement between the Parties on the respective expenses, in ensuring that the Third Party Acquirer complies with these Terms and Conditions and the provisions of the Operating Regulations.

10.0	MERGERS AND TAKE-OVERS

10.1	in the event that the Third Party Acquirer is acquired in a take-over or merger exercise by another party, the Third Party Acquirer shall within sixty (60) days prior to such take-over or merger:-

(a) elect whether or not to remain as a Third Party Acquirer; and

(b) inform MEPS in writing of its decision as in Clause 10.1 (a) above.

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11.0	SUSPENSION OF PROVISION OF SERVICES

11.1	MEPS shall be entitled to suspend the Third Party Acquirer from providing the Services provided under this Agreement for such period of time to be determined by MEPS, by issuing the Third Party Acquirer the Notice of Suspension in the form and contents as set out in Annex A, in the event that:-

(a)	the Third Party Acquirer commits or threatens to commit a material breach or omits to observe any of its obligations, undertakings or covenants under this Agreement;

(b)	the licenses, consent, approval, waiver and authorisation deemed necessary for the Third Party Acquirer to enter into this Agreement and perform its obligations hereunder, are withdrawn, resolved, terminated or has expired and are not renewed or otherwise invalid.

12.0	TERMINATION

12.1	Renewal or Termination Notice

12.1.1	Ninety (90) days before the expiry of this Agreement, either Party may submit any of the following notices to the other Party:

(a)	a Renewal Notice; or

(b)	a Termination Notice.

12.1.2	The following applies to a Notice of Renewal:

(a)	the Renewal Notice will state the Party’s intention to commence negotiations with the other Party as to the terms of a new agreement;

(b)	both Parties will immediately commence negotiations on good faith basis with the objective of agreeing on a new agreement;

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(c)	if the Parties are unable to mutually agree on the new agreement by the expiry date of this Agreement this Agreement shall cease and be of no further effect at the end of its term.

12.1.3	The following applies to a Notice of Termination:

(a)	the Termination Notice will state the Party’s intention to terminate this Agreement;

12.1.4	If one Party issues a Renewal Notice and the other Party issues a Termination Notice, both issued on or before Ninety (90) days before the expiry of this Agreement, the Renewal Notice will prevail and the Parties will commence negotiations.

12.2	Events of Termination During Term

12.2.1	MEPS shall be entitled to terminate the Services provided by the Third Party Acquirer under this Agreement by issuing the Third Party Acquirer the Notice of Termination in the form and contents as set out in Annexe B hereto, in the event:-

(a)	the Third Party Acquirer fails to install its Terminal capable of accepting and processing e-Debit transactions within six (6) months from the date of this Agreement

(b)	the Third Party Acquirer fails to pay the Transaction Charges imposed by MEPS under this Agreement;

(c)	the Third Party Acquirer fails to effect payments to the Merchants in accordance with the provisions of this Agreement and/or Operating Regulations and/or Merchant Agreement;

(d)	the Third Party Acquirer fails to comply with the provisions of this Agreement and the provisions of the Operating Regulations;

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12.2.2	Either Party shall be entitled to forthwith terminate this Agreement by issuing the other Party the Notice of Termination in the form and contents as set out in Annex B in the event that:-

(a)	the other Party commits any material breach of any of the terms and conditions and/or its representations and warranties, obligations, undertakings or covenants under this Agreement and

(i)	fails to take appropriate steps to remedy such breach (if capable of remedy) within thirty (30) days after being given notice so to do by the other Party; or

(ii)	fails to discontinue such breach (if the same be a continuing breach) within thirty (30) days after being given notice to do so by the other Party; or

(b)	goes into liquidation, whether compulsory or voluntary (except for the purposes of a bona fide reconstruction or amalgamation with the consent of the other Party which consent not to be unreasonably withheld or delayed); or

(c)	has an administrator or receiver and manager appointed over any part of its assets or undertaking; or

(d)	becomes insolvent or is unable to pay its debts or admits in writing its inability to pay its debts as they fall due or enters into any composition or arrangement with its creditors or makes a general assignment for the benefit of its creditors; or

(e)	ceases or threatens to cease to carry on the whole or any substantial part of its business other than in the course of reconstruction or amalgamation;

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(f)	the other Party has its ownership structure changed to the extent that its management or control shall lie with any competitor of any of the parties hereto.

then the other Party shall be entitled to terminate this Agreement by serving a notice in writing (“Notice of Default”) on the other Party.

12.3	Procedure upon Breach

12.3.1	The non-defaulting Party shall send a Notice of Default setting out the nature and details of the alleged breach or unsatisfactory circumstances.

12.3.2	If the defaulting Party objects to any aspect of the Default Notice, it will notify the non-defaulting Party as soon as practicable after receipt of the Default Notice but in any case no later than fourteen (14) days.

12.3.3	Upon receipt of the notification from the defaulting Party, the non-defaulting Party may agree to review the situation and circumstances with the objective of agreeing on a mutually acceptable resolution.

12.3.4	If the Parties:

(a)	are unable to agree on a mutually acceptable resolution within thirty (30) days; or

(b)	the defaulting Party fails to take appropriate steps to remedy such breach (if capable of remedy) within thirty (30) days after being given notice so to do by the other Party; or

(c)	the defaulting Party fails to discontinue such breach (if the same be a continuing breach) within thirty (30) days after being given notice to do so by the other Party;

the non-defaulting Party may give written notice to terminate this Agreement with effect from thirty (30) days after the date of the Termination Notice.

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12.3.5	Upon receipt of the Notice of Termination of the Agreement by MEPS or the Third Party Acquirer pursuant to sub clause 12.2.1 or sub-clause 12.2.2, the defaulting Party shall:-

(a)	within ninety (90) days from the date of receipt of the Notice of Termination settle all outstanding Transaction Charges with the non-defaulting Party;

(b)	within thirty (30) days from the date of receipt of the Notice of Termination remove the Logo from its Terminals, Transaction processing facilities and on any and all documentation issued and/or used in connection with the provision of the Services;

(c)	promptly return all documentation relating to the provision of the Services in its possession; and

(e)	immediately notify all its customers, its authorised party and/or agents of its termination as a Party to this Agreement and its effects on them.

12.4	The expiration or the early termination of this Agreement shall be without prejudice to any other rights or remedies a Party may be entitled to hereunder or at law and shall not affect any accrued rights or liabilities of either Party nor the coming into or continuance in force of any provision hereof which is expressly or by implication intended to come info or continue in force on or after such termination.

12.5	This Agreement shall continue to remain in effect as regards each party hereto until otherwise terminated under the provisions contained herein.

13.0	NON-COMPETITION

13.1	The Third Party Acquirer hereby agrees not to venture or undertake any business of the same nature as and competing with that of MEPS such as but not limited to establishment of switching networks or any other acquiring functions supported by MEPS. In the event of default by the Third Party Acquirer during the existence of this Agreement, MEPS shall have the right to immediately terminate this Agreement and MEPS shall thereafter have the right to initiate legal action available whether under this Agreement or statute or otherwise. This Clause shall survive for a period of two (2) years after termination.

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13.2	Notwithstanding the above, in the event of expiry of this Agreement or termination initiated by the Customer pursuant to Clause 12 herein, the Third Party Acquirer hereby agrees not to venture or undertake any business of the same nature as and competing with that of MEPS such as but not limited to establishment of switching network or any other acquiring functions supported by MEPS within two (2) years from the date of expiry or termination, failing which MEPS shall have the right to initiate legal action available whether under this Agreement or statute or otherwise.

13.3	Notwithstanding to Clause (1) and (2) above, MEPS hereby acknowledge and have no objection to the Third Party Acquirer existing business operation. For purpose of clarification, the Third Party Acquirer shall not compete with MEPS within Malaysia, unless agreed by MEPS in writing, on the switching services for the following product and/or services (which include local financial institutions and locally incorporated foreign banks):

(a)	Shared ATM Services (Domestic & Regional);

(b)	e-Debit (Domestic & Regional);

(c)	Financial Process Exchange (FPX);

(d)	Interbank GIRO (IBG);

(e)	Credit Card Switching for local financial institutions;

(f)	Mobile Banking; and

(g)	White Label ATM.

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14.0	CONFIDENTIALITY

14.1.	Except as otherwise provided herein, MEPS and the Third Party Acquirer shall, during the continuance of this Agreement and thereafter, each keep secret and confidential and use all reasonable endeavors to ensure that their respective employees keep secret and confidential all Transaction data, proprietary information and documents relating to the provision of the Services, including but not limited to, the activities and business of the other and shall not disclose such Transaction data, proprietary information and documents to a third party without the prior written consent of the other Party hereto PROVIDED THAT the above shall not apply to:-

(a)	disclosure of information which is in the public domain otherwise than directly or indirectly by virtue of any breach of an obligation there under; or

(b)	disclosure of information pursuant to any law or in connection with legal proceedings.

14.2	MEPS and the Third Party Acquirer shall not, during the continuance of this Agreement and thereafter, use any confidential information for any purpose other than performance of its obligations under this Agreement.

14.3	Notwithstanding any provision to the contrary (if any) contained in this Agreement, a Party in breach of its obligation under this Clause shall fully indemnify the other Party against all costs, expenses, charges, demands, proceedings, actions, losses and damages sustained or incurred by the other Party as a result of such breach.

14.4	The obligations of MEPS and the Third Party Acquirer under this Clause shall remain in force notwithstanding the termination of this Agreement for whatever reasons.

15.0	FORCE MAJEURE

15.1	Neither Party hereto shall be liable for any failure or delay on its part in performing any of its obligations, or for any loss or damage caused, or charges or expenses incurred or suffered by reason of such failure or delay, in so far as, such failure or delay is occasioned by any cause beyond the control of the Party in default including war (including political instability which may result in war or other strife placing employees or those under Third Party Acquirer or its authorised parties and/or agents in potential danger), strike or combination of workmen, lockout, riot, civil commotion, government action, rules and regulations or legislation of government, inclement weather, loss or damage by fire, flood or tempest, explosion, natural disasters, embargo, requisition, delay by the appropriate authority to grant any necessary sanction or approval acts of God and enemy action (hereinafter referred to as an “Event of Force Majeure”).

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15.2	Upon the occurrence of an Event of Force Majeure, the Party so affected shall, for the duration of the same, be relieved of any obligation under this Agreement which is affected by such event PROVIDED ALWAYS THAT the provisions with regard to all obligations under this Agreement which are not affected by the Event of Force Majeure shall remain in force.

15.3	Either Party may, if the Event of Force Majeure continues for more than thirty (30) days, terminate this Agreement upon giving seven (7) days written notice to the other in which event neither Party shall be liable to the other by reason of such termination PROVIDED ALWAYS THAT if this Agreement has not been terminated, the Party so affected by such Event of Force Majeure shall resume its full obligations under this Agreement upon cessation of such event.

16.0	MISCELLANEOUS PROVISIONS

16.1	MEPS’ Information Security Policy

In addition to the terms herein contained, Third Party Acquirer shall comply with MEPS’ information security policy (if applicable) which will be made known to you in writing by MEPS from time to time.

The terms and conditions of the policy shall be read and construed as an essential part of this Agreement as if it has been incorporated herein.

16.2	Notices

Any notice given pursuant to this Agreement and all other communications between the Parties hereto in respect of this Agreement shall be in writing and may be given or sent by:-

(a)	hand;

(b)	registered post, first class post or express mail or other fast postal service; or

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(c)	facsimile

to the other Party at the other Party’s address or facsimile transmission number as provided herein below:-

For MEPS:-

Address	:	Malaysian Electronic Payment System (1997) Sdn Bhd (Company No.: 412829-K) 8th Floor, The Weld Jalan Raja Chulan 50200 Kuala Lumpur
Fax No.	:	(603) 20266749

For Third Party Acquirer

Business Address	:	MOBILITYONE SDN BHD (Company No.: 601637-T) C-G-11, Jalan Dataran SD PJU9, 52200 Kuala Lumpur
Fax No.	:	(603) 6280 3377

or at such other address(es) or facsimile transmission number(s) as such party may have notified the other in writing and any notice so given shall be deemed to have been duly served upon and received by the addressee:-

(a)	if delivered by hand, at the time of delivery;

(b)	if sent by registered post, first class post or express or air mail or other fast postal service, within five (5) days of dispatch;

(c)	if sent through facsimile, upon successful transmission to be authenticated by the transmission slip received by the sender.

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16.3	Nature of Relationship

Nothing in this Agreement or in any modification hereto is intended to create nor shall be construed as creating an agency, a partnership or a joint venture between MEPS and the Third Party Acquirer.

16.4	Entire Agreement

This Agreement embodies all the terms and conditions agreed upon between the Parties hereto as to the subject matter of this Agreement and supersedes and cancels in all respects all previous agreements and undertakings, if any, between the parties hereto with respect to the subject matter hereof whether such be written or oral.

16.5	Amendments, Variations and Modifications

Notwithstanding any provision of this Agreement and the Operating Regulations to the contrary, MEPS may, at any time, amend, vary or modify the provisions of this Agreement and the Operating Regulations and incorporate the same hereto by way of supplemental agreements subject to mutual agreement in writing and signed by both Parties.

16.6	Severability

Each clause hereof shall be deemed to be independent and the invalidity of any such clause which may be unenforceable as contrary to the principles of law shall not affect the validity of any other clause of this Agreement.

In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be unenforceable, illegal or otherwise invalid in any respect under the law governing this Agreement or its performance, such unenforceability, illegality or invalidity shall not affect any other provisions of this Agreement and this Agreement shall then be construed as if such unenforceable, illegal or invalid provisions had never been contained herein.

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16.7	Governing Law

This Agreement shall be governed by and construed in ail respects in accordance with the laws of Malaysia.

16.8	Assignment

This Agreement and all rights and obligations of the Third Party Acquirer hereunder shall not be assigned by the Third Party Acquirer to any third party without the prior written consent of MEPS hereto, whose consent shall not be unreasonably withheld or delayed. Where the consent of MEPS is obtained, the Third Party Acquirer shall procure that the Assignee be bound by these Terms and Conditions and the Operating Regulations.

16.9	Successors Bound

This Agreement shall be binding on the successors-in-title and the persons deriving title under MEPS and the successors-in-title of the Third Party Acquirer and the rights and liabilities created by this Agreement shall continue to be valid and binding for all intent and purposes whatsoever notwithstanding any change by amalgamation, reconstruction, expulsion or otherwise which may be made in the constitution of MEPS and/or the Third Party Acquirer.

16.10	Costs

Each Party hereto shall bear its own solicitors costs, but the cost of preparation of this Agreement and the stamp duty payable thereon shall be borne by the Third Party Acquirer.

16.11	Non-waiver

No failure or delay on the part of any Party hereto in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other rights or power herein.

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16.12	Survival of Rights Duties and Obligations

The suspension or termination of the provision of Services for any reason, shall not release either MEPS or the Third Party Acquirer from any liability which at the time of such suspension or termination has already accrued to the other Party or Merchants or which thereafter may accrue in respect of any act or omission by MEPS or the Third Party Acquirer prior to such suspension or termination.

16.13	Time

Time wherever mentioned herein shall be of the essence of this Agreement.

16.14	Knowledge or Acquiescence

Knowledge or acquiescence by any Party of, or in, any breach of any of the provisions of this Agreement shall not operate as, or be deemed to be, a waiver of such provisions and, notwithstanding such knowledge or acquiescence, such Party shall remain entitled to exercise its rights and remedies under this Agreement, and at law, and to require strict performance of all of the provisions of this Agreement.

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SCHEDULE 2

MEPS OBLIGATIONS AND UNDERTAKINGS

1.	Representations and Warranties

1.1	MEPS hereby represent and warrant that:-

(a)	this Agreement constitutes a valid, binding and enforceable agreement on MEPS;

(b)	it has the necessary licenses, authorisation, capacity, skill and experience in providing the national electronic payment system network in relation to electronic banking and financial services;

(d)	the execution of this Agreement and the performance of its obligations under this Agreement will not cause a breach by MEPS of any duty arising in law or equity; and

(e)	no litigation, arbitration or proceeding is taking place, pending or, to its knowledge, threatened against it or any of its assets which may have a material adverse effect on its business, assets or financial condition.

2.	Indemnities and Liabilities

2.1	MEPS hereby agrees to be liable for, indemnify and hold harmless the Third Party Acquirer, its officers, directors and employees from and against any and all losses, claims, damages, liabilities, obligations, costs, fees and expenses whatsoever (including legal fees) suffered by the Third Party Acquirer such that are caused by reasons of or arising from the following:-

(a)	any breach by MEPS of any of its obligations, undertakings and/or covenants under this Agreement;

(b)	MEPS’ failure to comply with these Terms and Conditions; or

(c)	any action or claim by such person arising from fraud, negligence or any unauthorised act of MEPS or its employees, servants or agents.

2.2	MEPS shall not be responsible or liable for:-

(a)	any negligent act, misconduct, mistake or default of the Third Party Acquirer or its employees, servants or agents or any person or entity;

(b)	the insolvency of the Third Party Acquirer;

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(c)	any loss or destruction of any Transaction record or daily Transaction while in transit, or being communicated by electronic or other means from the Third Party Acquirer to MEPS, or not in its possession; or

(d)	any indirect, incidental or consequential loss of the Third Party Acquirer, even if such the Third Party Acquirer has been advised of the possibility thereof, including but not limited to, loss of profits or business revenue, failure to realise expectant savings or any other commercial or economic loss of any kind.

2.3	The Third Party Acquirer shall not be entitled to any reduction in the fees or charges by reason of non-functioning of MEPS processing facilities or any part thereof at any time during the subsistence of this Agreement, provided the non-function is not directly attributable to the fault, negligence or any willful act of MEPS

3.	MEPS’ Role

3.1	The role of MEPS are:

(a)	to provide a central switching system to support not-on-us Transactions in Malaysia;

(b)	to provide message specifications for all messages flowing to and from the central switch from Third Party Acquirer and/or Acquiring Financial Institutions to Issuing Financial Institutions;

(c)	to co-ordinate integration testing and certification among the Third Party Acquirer and Issuing Financial Institutions;

(d)	to manage the inter-bank settlement among the Third Party Acquirer and/or Acquiring Financial Institutions and Issuing Financial Institutions;

(e)	to issue, update and control the circulation of Manuals and/or Operating Regulations and Technical Specifications.

4.	MEPS agrees that the failure of any of the above representations and warranties to be true during the term of this Agreement shall constitute a material breach of this Agreement and the non-breaching party will have the right, upon written notice to the other, to immediately terminate this Agreement and all amounts outstanding hereunder shall be immediately due and payable.

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SCHEDULE 3

THIRD PARTY ACQUIRER OBLIGATIONS AND UNDERTAKINGS

1.	Representations and Warranties

1.1	The Third Party Acquirer hereby warrants that:-

(a)	this Agreement constitutes a valid, binding and enforceable agreement on the Third Party Acquirer;

(b)	the execution of this Agreement and the performance of its obligations under this Agreement are within the Third Party Acquirer’s powers, has been authorised by all necessary actions; does not require action by or approval of any government or regulatory body, agency or official; and does not constitute a breach of any agreement of the Third Party Acquirer with any party;

(c)	the Services will be provided in a timely and professional manner and in conformity with the standards generally observed in the industry for similar services and will be provided with reasonable care and skill;

(d)	the Third Party Acquirer possesses the financial capacity to perform all its obligations under this Agreement; and

(d)	no litigation, arbitration or proceeding is taking place, pending or, to its knowledge, threatened against it or any of its assets which may have a material adverse effect on its business, assets or financial condition.

2.	Undertakings by Third Party Acquirer

2.1	The Third Party Acquirer hereby undertakes and agrees with MEPS that it will at all times during the continuance of this Agreement:-

(a)	actively promote MEPS and the Services;

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(b)	promptly settle its accounts with MEPS pertaining to the Transaction Charges according to the terms and conditions of this Agreement and procedures in the Operating Regulations;

(c)	pay the charge as stipulated in the Operating Regulations for any late settlement of its accounts;

(d)	promptly settle its accounts with the Merchants pertaining to their payments according to the terms and conditions of this Agreement and procedures in the Operating Regulations and Merchant Agreement;

(e)	be liable for claims of payments by Merchants arising from Transactions attributed to any act of fraud, forgery or otherwise if proven with undisputable evidence that such event is occasioned by any cause of the Terminal or Host of the Third Party Acquirer and its authorized party or agent or associated companies;

(f)	comply with these Terms and Conditions and the requirements of the Operating Regulations at all times and such other requirements as may be prescribed and notified in writing by MEPS from time to time and upon request by MEPS, promptly provide such written information as may be reasonable to enable MEPS to determine the Third Party Acquirer’s said compliance;

(g)	act in good faith and exercise due care and diligence when discharging its duties, obligations, responsibilities and performing all such acts authorised or required under this Agreement;

(h)	bear any loss due to its default, negligence or omission including (but not limited to) losses arising from the Third Party Acquirer’s failure to accurately capture, receive, process or transmit any Transaction;

(i)	as soon as practicable, notify MEPS in writing of any installation or closure of its Terminals at any time;

(j)	maintain its Terminals in good repair and working condition and at all times permit MEPS or its agents to enter and inspect the same and provide MEPS or its agents such written authorisation as may be required PROVIDED ALWAYS THAT MEPS shall have given seven (7) days prior written notice to the Third Party Acquirer of its intention to do so.

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3.	Liabilities Third Party Acquirer

3.1	The Third Party Acquirer hereby agrees to be liable for, indemnify and hold harmless MEPS, its officers, directors and employees from and against any and all losses, claims, damages, liabilities, obligations, costs, fees and expenses whatsoever (including legal fees) that are caused by reasons or arising from:-

(a)	any breach by the Third Party Acquirer of any of its obligations, undertakings and/or covenants under this Agreement;

(b)	the Third Party Acquirer’s failure to comply with these Terms and Conditions and the Operating Regulations or otherwise derived by virtue of it providing the Services;

(c)	any liability of the Third Party Acquirer to any person for any injury or damage resulting from the Third Party Acquirer’s provision of its Services;

(d)	any claim, complaint or dispute made by a third party in respect of the Third Party Acquirer’s provision of its Services; or

(e)	any action or claim by any person arising from fraud, negligence or unauthorised act of the Third Party Acquirer, its employees, servants or agents.

3.2	The Third Party Acquirer shall not be responsible or liable for any negligent act, misconduct, mistake or default of MEPS or its employees, servants or agents.

3.3	The Third Party Acquirer agrees that the failure of any of the above representations and warranties to be true during the term of this Agreement shall constitute a material breach of this Agreement and the non-breaching party will have the right, upon written notice to the other, to immediately terminate this Agreement within thirty (30) days and all amounts outstanding hereunder shall be immediately due and payable.

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SCHEDULE 4

THIRD PARTY ACQUIRER SCHEME

1.	Services

1.1	The Services provided by the Third Party Acquirer under this Agreement are as follows:

(a)	to market and acquire Merchants to accept Transactions effected by a Cardholder;

(b)	to install Terminals at the Merchants that are capable of accepting Transactions processing;

(c)	to undertake the maintenance, repairs, service, replacement or removal of the Terminals upon notification by the Merchants;

(d)	to provide such other services to be mutually agreed upon between MEPS and the Third Party Acquirer from time to time.

1.2	In furtherance to the Third Party Acquirer’s provision of the Services, the Third Party Acquirer shall provide and establish the infrastructures as provided in Clause 3 of this Schedule that are required to accept Transaction processing.

2.	Transactions

2.1	The scheme shall include the following Transactions effected by a Cardholder at a Terminal:

(a)	purchase of goods or services at the participating merchants by debiting the value of goods and services so purchased directly from the Cardholder’s nominated account under the e-Debit scheme

2.2	The Payment Multi-Purpose Card (“PMPC”) or also known as “Bankcard” issued by the Financial Institutions shall be accepted as qualified cards and can be used to conduct and/or effect the above Transactions.

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3.	Provision of Infrastructure

3.1	The Third Party Acquirer shall:

(a)	within 6 months from the date of this agreement or within any extended period as mutually agreed by MEPS establish and maintain at its own expense a data processing facility capable of capturing, receiving, storing, processing and communicating to support the acceptance of on-line real time Transaction processing of which the facility shall include but not limited to:

(i)	a debit host server with all the relevant hardware and software for the acquiring of merchant for e-Debit Transactions;

(ii)	leased line for the operation of the e-Debit host;

(iii)	payment network infrastructure for the Terminals to dialup to a local network concentrator hub for routing to the server host;

(iv)	support communication protocols including PSTN or TCP/IP;

(b)	install and maintain Terminals compatible with the Transaction processing facilities and host processor operated by MEPS and the Financial Institutions;

(c)	install and maintain a Risk Management system and solutions that are capable of detecting, managing and reporting the incidences of fraud and/or tampering of the Terminal;

(d)	ensure that the data processing facility and Terminals protect the confidentiality and provide the security for capturing, receiving, storing, processing and communicating the Transactions;

(d)	be certified as qualified to interface with the Transaction processing facilities and host processor operated by MEPS according to MEPS’ certification manuals before processing any Transaction and thereafter, certify or be certified in respect of such matters as MEPS’ certification manual may prescribe. Failure by the Third Party Acquirer to be certified will result in the suspension of the provision for Services.

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3.2	The Third Party Acquirer agree to bear all expenses, costs, responsibilities and liabilities of linking up its data processing center to MEPS.

4.	Terminals

4.1	The various types of Terminals and accessory equipments which are eligible for the purpose of provision of the Services shall comply with the technical specifications and operating standards referred in the respective Terminal Manual annexed hereto.

5.	Appointment of Agents

5.1	MEPS hereby acknowledge that the Third Party Acquirer may enter into a commercial agreement to sub-contract all or any part of the provision of Services hereunder to the authorised parties and/or agents PROVIDED ALWAYS THAT the Third Party Acquirer shall cause the employees and/or the authorised parties and/or agents to observe the terms and conditions of this Agreement. Notwithstanding the aforementioned, the Third Party Acquirer shall remain responsible and liable for any non-performance or breach of any of the provisions of this Agreement by its authorised parties and/or agents.

5.2	The Third Party Acquirer, subject to prior written consent by MEPS, may appoint authorised parties and/or agents acting on its behalf to carry out any of the following scope of services:

(a)	to install Terminals at the Merchants that are capable of processing and accepting the Transactions;

(b)	to collect Terminal rental from the Merchants.

5.3	The Third Party Acquirer shall make its own commercial agreement at terms to be agreed upon between the Third Party Acquirer and its authorised parties and/or agents.

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SCHEDULE 5

TRANSACTION CHARGES

1.	Transaction Charges

1.1	The Merchant shall pay to the Third Party Acquirer a Merchant Discount Fee to be agreed upon between the parties based on Transaction Value.

1.2	MEPS will charge the Third Party Acquirer the following Transaction Charges:

e-Debit (e-POS) transaction charges

Fee Type: Switching Fee	Fee Payable
Transaction charges payable by the Third Party Acquirer based on Transaction Value	0.1%

Fee Type: Revenue Sharing Fee	Fee Payable
Transaction charges payable by the Third Party Acquirer based on Transaction Value shall be on a tiered basis as stated below:
- On admission as a Third Party Acquirer	0.10%
- For 12 months upon deployment of One Thousand (1,000) terminals or upon enabling e-Debit at One Thousand (1,000) terminals	0.05%
- After expiry of 12 months above (from date of reduction to 0.05%)	0.10%

Fee Type: Issuer Transaction	Fee Payable
Transaction charges payable by the Third Party Acquirer based on Transaction Value	0.2%

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1.3	MEPS may vary the Transaction Charges provided that 30 days prior written notice is given to the Third Party Acquirer by issuing the Third Party Acquirer the Notice of Variation of Charges in the form and contents as set out in Annexe C hereto.

2.	Billings

2.1	The Terminals shall be integrated to MEPS automated billing system of which accurate data and information on all Transactions performed at the Merchant’s Terminals will be transmitted to MEPS in the form and format stipulated by MEPS for purpose of billings and settlement of the total purchase value of each Transaction.

2.2	MEPS shall generate a Settlement Report through which MEPS invoices and collects the total purchase value of each Transaction from the Issuing Financial Institution.

2.3	Upon collection of the total purchase value of each Transaction from the Issuing Financial Institution, MEPS shall remit the total purchase value of each Transaction less the payments for Switching Fee, Revenue Sharing Fee and the Issuer Transaction Fee into the accounts of the Third Party Acquirer with a bank nominated by MEPS in accordance with MEPS Daily Settlement Internal Procedures.

2.4	MEPS may withhold the total purchase value of each Transaction and/or Merchant Discount Fee payments if it is proven that the Third Party Acquirer has breached any of the provisions of this Agreement and/or provisions of the Operating Regulations.

2.5	MEPS may deduct the total purchase value of each Transaction and/or Merchant Discount Fee payments from the Bank Guarantee sum if it is proven that the Third Party Acquirer has breached any of the provisions of this Agreement and/or provisions of the Operating Regulations.

2.6	The Third Party Acquirer shall credit the Merchant’s account for the total purchase value of each Transaction less Merchant Discount Fee in accordance with the terms and conditions of the Merchant Agreement entered into between the Third Party Acquirer and the Merchant.

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3	Bank Account

3.1	The Third Party Acquirer shall open an account with a Bank nominated by MEPS.

4	Bank Guarantee

4.1	The Third Party Acquirer hereby agrees and undertakes to deliver to MEPS, upon execution of this Agreement, an initial Bank Guarantee to be issued by a reputable bank operating in Malaysia in the sum equivalent to Ringgit Malaysia One Hundred Thousand (RM 100,000.00) only in respect of its obligations and responsibilities under this Agreement.

4.2	The Third party Acquirer hereby agrees and authorises MEPS to deduct the total purchase value of each Transaction and/or Merchant Discount Fee payments from the Bank Guarantee if it is proven that the Third Party Acquirer has breached any of the provisions of this Agreement and/or provisions of the Operating Regulations.

4.3	MEPS may vary the Bank Guarantee amount provided that 30 days prior written notice is given to the Third Party Acquirer by issuing the Third Party Acquirer the Notice of Variation of Charges in the form and contents as set out in Annexe C hereto.

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SCHEDULE 6

MERCHANT ACQUISITION

1.	Merchant Acquiring Guidelines

1.1	The Third Party Acquirer shall comply with the following Merchant acquiring guidelines:-

(a)	the Merchant’s business, merchandisers and premises involved are not against Malaysian laws;

(b)	the Third Party Acquirer shall enter into a Merchant Agreement with the Merchant of which MEPS shall have the option to review the terms and conditions of the said agreement;

(c)	the Third Party Acquirer shall ensure that the Merchants will comply with the Operating Regulations and Guidelines issued by MEPS in relation to e-Debit Scheme;

(d)	the Third Party Acquirer shall develop and enforce internal policies and procedures to support the Merchant Acquiring Scheme of which MEPS shall have the option to review the said internal policies and procedures;

(e)	the Third Party Acquirer shall comply with any other Operating Regulations and Guidelines to be mutually agreed upon by the Parties and as imposed by MEPS from time to time.

2.	Merchant’s Obligations

2.1	The Third Party shall ensure that the Merchant shall comply with the following requirements:

(a)	to accept and honour all Cards when presented by Cardholders at any Terminal displaying the Logo(s) and provide the goods and services on the same terms and conditions as those under which it supplies goods and services to persons purchasing goods or services by means other than by the Cards;

(b)	to ensure the confidentiality and security of PINs entered at the Terminal;

(c)	to ensure that each sales and purchase transaction is confirmed by the Cardholder in a manner applicable to the Terminal;

(d)	to operate the Terminal in accordance with the Third Party Acquirer’s direction and/or instruction;

(e)	not to misuse or tamper the Terminal in any way;

(f)	to notify the Third Party Acquirer immediately if it becomes aware that the scheme is misused in any manner;

(g)	to notify the Third Party Acquirer of the Terminal failure within two (2) working days after becoming aware of the failure of the Terminal;

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(h)	not to make any statements or representations concerning the scheme which are misleading or deceptive;

(i)	to prominently display the Logo(s) to inform the public that the Cards will be honoured at the Merchant’s place of business

(j)	to open a Merchant Account for purpose of the transfer of funds to the Merchant;

(k)	to assist MEPS and/or Issuing Financial Institutions with any inquiry undertaken in respect of misuse of the scheme

3.	Merchant’s Inquiry

3.1	The Merchant shall lodge any complaint or query to the Third Party Acquirer.

3.2	For the Third Party Acquirer, any complaint or query should be addressed as follows:

Enquirer	Recipient
Cardholders	Financial Institutions
Third Party Acquirer	MEPS

4.	Merchant Training

4.1	The Third Party Acquirer shall provide the necessary training to merchants on an on going basis.

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SCHEDULE 7

TERMINAL SERVICE LEVEL

1.	Terminal Deployment and Installation

1.1	The Third Party Acquirer shall deploy and install the Terminals on the following terms and conditions:-

(a)	deploy and install Europay Mastercard and Visa (“EMV”) specifications or any other standards that may be imposed by MEPS;

(b)	the Terminals are of level one compliance Terminals or card acceptance devices with single or multiple applications;

(c)	the Terminals must be able to support PSTN or for TCP/IP communication protocols;

(d)	ensure that the Terminals are capable of maintaining security integrity to avoid attempts of fraud and skimming;

(e)	upon completion of installation, to test the Terminal to ensure that it is operational;

(f)	ensure that the Merchant undertake all refurbishment and other work necessary for the installation and operation of the Terminals;

(g)	to notify MEPS of any change to the Terminal operating system and application software for purpose of re-certification by MEPS or any other certification organisations authorised by MEPS;

(h)	to inform and provide MEPS with up-to-date listing of Terminal locations including any additional or deletion prior to their occurrence;

(i)	to obtain MEPS prior written consent for Terminal suppliers appointed by the Third party Acquirer,

1.2	The Third Party Acquirer shall ensure that the Terminals and all components interfacing thereon shall comply and meet the requirements of certification testing with MEPS.

1.3	MEPS will assist in the integration testing among the Third Party Acquirer processor and the MEPS switch and Issuing Financial Institution processor.

1.4	MEPS shall not be liable for the following:

(a)	any quality assurance of the Terminals supplied by the Third party Acquirer;

(b)	any licensing requirement from any Terminal technology owner;

(c)	loss, stolen or damage of Terminal;

(d)	to pay, refund or transfer the Terminal stored electronic value.

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2.	Terminal Management Solution

2.1	The Third Party Acquirer shall provide Terminal management solution as follows:-

(a)	develop and provide e-Debit host risk management software for detecting and handling fraud;

(b)	the monitoring of its terminal operations, downloading of new versions of applications on remote basis; and

(c)	other optional value-added services that may be proposed and agreed upon by MEPS, including device handler.

3.	Service Level

3.1	The Third Party Acquirer shall ensure the following operations hours:

(a)	to be available at a minimum of eighteen (18) hours from 06:00:00 to 23:59:00, seven days a week, 365 days a year or 366 days if it is a leap year, except those falling under the Merchant’s operating hours;

(b)	the above hours of availability is a condition of this Agreement for Third Party Acquiring and any exceptions, either upon certification or after certification, must be requested in writing giving all details of reasons for exclusion to hours to MEPS, except those which fall under the Merchant’s operating hours.

3.2	The Third Party Acquirer shall ensure that the Merchants will take all reasonable action necessary to ensure that all Terminals and PIN pads operated at their premises are available for use by cardholders during normal business hours.

4.	Terminal Maintenance and Support Level

4.1	The Third Party Acquirer shall provide the following maintenance services and support level including but not limited to:-

(a)	the industry’s standard terms of maintenance;

(b)	on-going e-Debit software support;

(c)	on-going nationwide maintenance services to the merchants based on the service level set by the Third Party Acquirer to its vendor;

(d)	upon request, provide supply of consumables to merchants at reasonable cost.

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SCHEDULE 8

MARKETING AND PROMOTIONS

1.	Logo and/or Merchant Decals

1.1	Upon entering this Agreement the Third Party Acquirer shall use the Logo and/or Merchant Decal design adopted by MEPS at its Terminals, Transaction processing facilities and on all documentation issued and/or used in connection with the provision of the Services in order to identify and promote the e-Debit payment Transactions.

1.2	The Third Party Acquirer shall not change or vary the Logo and/or Merchant Decal design.

1.3	All proprietary rights in the Logo and/or Merchant Decal and its designations belong exclusively to MEPS.

2.	Usage and protection of Logo and/or Merchant Decals

2.1	MEPS grants to the Third Party Acquirer the non-transferable, non-exclusive rights to use the Logo and/or Merchant Decal, in Malaysia in connection with its provision of Services but not otherwise.

2.2	The Third party Acquirer shall not change or vary or add to, with the exception of size the Logo and/or Merchant Decal owned or used in relation to the Logo and/or Merchant Decal nor use any other trademark or service mark which is similar to or substantially similar to or nearly resembles as to be likely to cause deception or confusion with the Logo and/or Merchant Decal.

2.3	The Acquirer recognises MEPS and the Financial Institutions as the owner of the Logo and/or Merchant Decal and all goodwill appurtenant thereto, and agrees the same shall remain vested. The Third Party Acquirer agrees not to challenge the validity or ownership of the trademark.

2.4	The Logo and/or Merchant Decal may not be placed on any card, card acceptance devices or display at merchant premises that does not support the provision of the Services.

2.5	The Third Party Acquirer may use the Logo and/or Merchant Decal design in their advertising and promotional materials and messages regarding the provision of the Services.

2.6	MEPS will from time to time issue instructions to the Third Party Acquirer as to the form, manner and scope of the use of Logo and/or Merchant Decal and the Third Party Acquirer shall agree to comply with such instructions.

2.7	All representation of the Logo and/or Merchant Decal, which the Third Party Acquirer intends to use, shall first be submitted to MEPS in writing for approval of design, colour, nature and scope of text material to be associated with the representation and other details. For such representation, written approval must first be obtained.

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2.8	In the event The Third Acquirer learns of any infringement or threat of infringement of the Logo and/or Merchant Decal design or the use of any service mark or trademark which is so similar to the Logo and/or Merchant Decal as to cause a likelihood of confusion, or any passing-off by reason of imitation of get-up or otherwise, or that any third party alleges or claims that the Logo and/or Merchant Decal design is liable to cause deception or likelihood of confusion to the public, the Third Party Acquirer shall notify MEPS in writing, giving particulars therefore and the Third Party Acquirer shall provide all information and assistance to MEPS in the event that MEPS decides that a proceeding should be commenced or defended. Any such proceeding shall be under the sole control of the MEPS.

3.	Marketing support

3.1	The appointed Third Party Acquirer must assist in the distribution of all promotional material as specified by MEPS that it considers appropriate in respect of the provision of the Services.

3.2	The Third Party Acquirer shall ensure that the Merchants will display the Logo and/or Merchant Decal and promotional material in accordance with MEPS’ direction and the Merchant undertakes not to use the promotional material or any trademark or the intellectual property rights owned or licensed by MEPS except as specified in this Agreement or by MEPS from time to time.

3.3	Subject to agreement by the Third Party Acquirer, MEPS shall provide the Third Party Acquirer with the Logo and/or Merchant Decal and promotional materials for deployment at the Merchant’s premises of which The Third Party Acquirer will reimburse MEPS for the promotional materials supplied by MEPS.

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2008/MEPS-MOBILITYONE	41
3rd Party Acquirer e-Debit

ANNEXE A

NOTICE OF SUSPENSION

From	:	MALAYSIAN ELECTRONIC PAYMENT SYSTEM (1997) SDN BHD
(Co. No.412829-K) (“MEPS”)
8th Floor, The Weld
Jalan Raja Chulan,
50200 Kuala Lumpur

To	:	[the Third Party Acquirer]

Date	:	day of

Pursuant to Clause 11.1 under the Terms and Conditions of Agreement For Third Party Acquirer entered into between MEPS and [the Third Party Acquirer] dated the       day of                , MEPS hereby suspends the provision of Services provided by the Third Party Acquirer by reason of the following events of default committed by [the Third Party Acquirer]:

[State the nature of the events of default]

[the Third Party Acquirer] shall on or before the expiry of the thirty (30) days from the date of this Notice of Suspension procure to remedy the aforesaid default failing which MEPS shall be entitled to terminate this Agreement pursuant to Clause 12.0.

Signed by	)
for and on behalf of	)
MALAYSIAN ELECTRONIC	)
PAYMENT SYSTEM (1997))
SDN BHD [Co.No.412829-KJ	)
in the presence of:	)

(*) delete whichever is not applicable.

2008/MEPS-MOBILITYONE	42
3rd Party Acquirer e-Debit

ANNEXE B

NOTICE OF TERMINATION

From	:	MALAYSIAN ELECTRONIC PAYMENT SYSTEM (1997) SDN BHD
(Co.No.412829-K)(“MEPS”)
8th Floor, The Weld
Jalan Raja Chulan, 50200 Kuala Lumpur

To	:	[the Third Party Acquirer]

Date	:	day of

Pursuant to Clause 12.0 under the Terms and Conditions of Agreement For Third Party Acquirer entered into between MEPS and [the Third Party Acquirer] dated the         day of              , MEPS hereby gives thirty (30) days notice with effective from the date hereof to terminate the provision of Services by the Third Party Acquirer by reason of the following events of default committed by [the Third Party Acquirer]:

[State the nature of the events of default]

[the Third Party Acquirer] shall on or before the expiry of the thirty (30) days from the date of this Notice of Termination procure the fulfillment of all the obligations as stipulated under Clause 12.3.5 under the Agreement For Third Party Acquirer.

Further, MEPS and [the Third Party Acquirer] agree that the termination of the provision for Services under this Agreement shall not release either party from any liability which at the time of the termination has already accrued to the other Party and or Merchants or which thereafter may accrue in respect of any act or omission by MEPS or [the Third Party Acquirer] prior to the termination.

Signed by	)
for and on behalf of	)
MALAYSIAN ELECTRONIC	)
PAYMENT SYSTEM (1997))
SDN BHD (Co.No.412829-K]	)
in the presence of:	)

(*) delete whichever is not applicable.

2008/MEPS-MOBILITYONE	43
3rd Party Acquirer e-Debit

ANNEXE C

NOTICE OF VARIATION OF CHANGES

From	:	MALAYSIAN ELECTRONIC PAYMENT SYSTEM (1997) SDN BHD
(Co.No.412829-K) (“MEPS”)
8th Floor, The Weld
Jalan Raja Chulan, 50200 Kuala Lumpur

To	:	[the Third Party Acquirer]

Date	:	day of

Pursuant to Clause 15.4 of Schedule 1 under the Terms and Conditions of Agreement For Third Party Acquirer entered into between MEPS and [the Third Party Acquirer] dated the           day of          , MEPS hereby gives notice to vary and substitute the [transaction charges/bank guarantee and/or its manner of payment] as stipulated in Clause — of Schedule — of this Agreement as follows:

[State the varied charges/ bank guarantee and its terms of payment]

The varied and substituted charges / bank guarantee aforesaid mentioned shall become effective from [                 ]. Henceforth the existing charges / bank guarantee stipulated in Schedule — shall cease to be of any legal effect or force.

Signed by	)
for and on behalf of	)
MALAYSIAN ELECTRONIC	)
PAYMENT SYSTEM (1997))
SDN BHD [Co.No,412829-K]	)
in the presence of:	)

(*) delete whichever is not applicable.

2008/MEPS-MOBILITYONE	44
3rd Party Acquirer e-Debit